JANUARY 31, 2024 I N V E S T O R P R E S E N T A T I O N S E C O N D Q U A R T E R F I S C A L 2 0 2 4 EXHIBIT 99.2

Forward Looking Statements & Financial Measures 2 This presentation may include certain “forward-looking statements,” which are made in good faith by Kearny Financial Corp. (the “Company”) pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties, such as statements of the Company’s plans, objectives, expectations, estimates and intentions that are subject to change based on various important factors (some of which are beyond the Company’s control). In addition to the factors described under Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K, and subsequent filings with the Securities and Exchange Commission, the following factors, among others, could cause the Company’s financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: • the strength of the United States economy in general and the strength of the local economy in which the Company conducts operations, • the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rates, market and monetary fluctuations, • the impact of changes in laws, regulations and government policies regarding financial institutions (including laws concerning taxation, banking, securities and insurance), • changes in accounting policies and practices, as may be adopted by regulatory agencies, the Financial Accounting Standards Board (“FASB”) or the Public Company Accounting Oversight Board, • technological changes, • competition among financial services providers, and • the success of the Company at managing the risks involved in the foregoing and managing its business. The Company cautions that the foregoing list of important factors is not exhaustive. Readers should not place any undue reliance on any forward looking statements, which speak only as of the date made. The Company does not undertake any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

Kearny Financial Corp. NASDAQ: KRNY Market Cap: $531.7 million1 Founded in 1884 Top 10 New Jersey-based financial institution by assets 43 full-service branches2 in 12 counties throughout New Jersey and New York City Active acquirer, having completed 7 whole-bank acquisitions since 1999 1 As of January 23, 2024. 2 As of December 31, 2023. Source: S&P Global Market Intelligence & Company Filings. 3

140 Years of Serving our Communities and Clients 4

2Q24 Financial Highlights 1 Excludes Yield Adjustments. Source: Company Filings. 5 Strategic Actions Taken During the Quarter: Investment Securities Repositioning - Sold $122.2 million of available-for-sale debt securities. Proceeds were used to retire higher-cost wholesale funding and to reinvest into loans yielding current market rates. Bank-Owned Life Insurance (“BOLI”) Restructuring - $103.4 million of BOLI policies yielding 2.1% were exchanged or surrendered and replaced with policies yielding 5.1%. Resolution of Non-performing Assets - Under contract to sell a $12.0 million Other Real Estate Owned asset and reclassified $9.7 million of non-performing commercial real estate loans to held-for-sale. Hedging Activities - Added cash flows swaps and interest rate floor spreads to hedge a portion of wholesale funding and mitigate the interest rate risk associated with a modest decrease in short-term rates. Net Loss Total Assets $7.9 billion Net Interest Income Diluted EPS -$13.8 million $35.8 million -$0.22 Total Loans1 Total Deposits $5.7 billion $5.3 billion

Equity & Capitalization Equity Capitalization Level 1 Kearny Financial Corp. (NASDAQ: KRNY) Regulatory Capital Ratios as of December 31, 2023 are preliminary. 2 S&P U.S. Small Cap Banks Index comprised of 246 constituents, based on September 30, 2023 results. Source: Company Filings. 6 Regulatory Capital Ratios1,2 8.89% 14.42% 14.42% 15.17% 9.62% 11.37% 11.60% 14.04% Tier 1 Leverage Common Equity Tier 1 Tier 1 Risk-Based Capital Total Risk-Based Capital KRNY S&P US Small Cap Banks 8.16% 8.02% 8.35% 8.20% 8.26% 10.53% 10.37% 10.78% 10.65% 10.74% 2Q23 3Q23 4Q23 1Q24 2Q24 Tangible Common Equity / Tangible Assets Equity / Assets

Deposits 1 For the quarter ended December 31, 2023. 2 As of December 31, 2023; excludes Wholesale and state & local government deposits. Source: S&P Global Market Intelligence & Company Filings. 7 Deposit Composition1 Deposit Trend Deposit Segmentation2 Consumer 60.9% Commercial 20.7% Government 18.4% Product # of Accounts Balance ($ millions) Average Balance per Account Checking 53,249 $ 2,282 $ 42,863 Savings 32,687 638 19,510 CD 26,723 1,281 47,939 Total Retail Deposits 112,659 $ 4,201 $ 37,291 Non-Maturity Account Deposit Mix $1,355 $1,327 $1,377 $1,300 $1,284 $747 $761 $640 $613 $458 $902 $811 $749 $689 $646 $2,316 $2,286 $2,253 $2,237 $2,348 $651 $618 $610 $595 $584 $5,971 $5,803 $5,629 $5,434 $5,320 2Q23 3Q23 4Q23 1Q24 2Q24 Wholesale CDs Savings Interest Bearing DDA Non-interest Bearing DDA ($ millions) QTD Cost of Deposits 2.53% Retail CDs 24.1% Wholesale CDs 8.6% Savings 12.1% Interest Bearing DDA 44.2% Non-interest Bearing DDA 11.0%

Liquidity Available for Uninsured Deposits Estimated Uninsured Deposits Analysis2 1 Estimated amount of uninsured deposits reported in December 31, 2023 Call Report. 2 As of December 31, 2023. 8 Available liquidity is 2.6x greater than estimated uninsured deposits (excluding items above) Liquidity Capacity2 Sources of Liquidity ($ millions) Liquidity Capacity Funding Utilized Available Capacity Internal Sources: Free Securities and other 401$ -$ 401$ External Sources: FRB 405 - 405 FHLB 2,641 1,668 973 Total Liquidity 3,447$ 1,668$ 1,779$ Estimated Uninsured Deposit Analysis ($ millions) Estimated Uninsured Deposits 1,813$ Less: Collateralized State & Local Government Deposits (644) Less: Bank's wholly-owned subsidiary & Holding Company Deposits (474) Estimated uninsured deposits excluding items above: 695$ Total Deposits 5,320$ Estimated uninsured deposits, excluding items above, as a % of Total Deposits 13.1% 1

Investment Securities 1 As of December 31, 2023. 2 Comprised entirely of securitized federal education loans with 97% U.S. government guarantees. 3 Assumes 29% marginal tax rate. Source: S&P Global Market Intelligence & Company Filings. 9 2 Securities Composition1 Securities Average Balance & Yield TrendAFS/HTM & Effective Duration At December 31, 2023, the after-tax net unrecognized loss on securities held-to-maturity was $10.0 million, or 1.56% of tangible equity3 $1,565 $1,576 $1,546 $1,532 $1,524 3.43% 3.95% 4.10% 4.27% 4.42% 2Q23 3Q23 4Q23 1Q24 2Q24 ($ millions) Total Effective Duration ≈ 3.2 years Floating rate securities ≈ 38.9% Corporate Bonds 10.3% CLO 32.9% ABS Student Loans 7.2% Agency MBS 48.4% Municipal Bonds 1.2% AFS , 89.0% HTM , 11.0% QTD Yield on Securities 4.42%

Portfolio Lending Loan Composition1 Geographic Distribution2Loan Trend 1 For the quarter ended December 31, 2023. 2 As of December 31, 2023. Source: S&P Global Market Intelligence & Company Filings. 10 ($ millions) New York (Ex. Brooklyn) 16.8% Brooklyn 17.6% New Jersey 55.2% Pennsylvania 5.7% Other 4.7% $1,720 $1,713 $1,701 $1,689 $1,746 $2,852 $2,836 $2,762 $2,699 $2,651 $1,017 $1,003 $969 $947 $947 $6,001 $5,976 $5,850 $5,760 $5,757 2Q23 3Q23 4Q23 1Q24 2Q24 1-4 Family Home Equity Multi-family CRE Construction C&I 1-4 Family 30.3% Home Equity 0.8% Multi-family 46.0% CRE 16.4% Construction 3.9% C&I 2.5% QTD Yield on Loans 4.43% LTV 61.4%

CRE Lending 1 As of December 31, 2023. Source: Company Filings. 11 CRE Portfolio by Collateral Type1 CRE Loan Geographic Distribution1 Total CRE $0.9 B New Jersey 56.1% Brooklyn 9.9% New York (Ex. Brooklyn) 27.6% Pennsylvania 3.8% Other 2.6%Retail 36.6% Mixed Use 27.1% Office 15.8% Industrial 14.8% Specialty & Other 2.1% Medical 3.6%

Asset Quality Net Charge-Offs / Average Loans Non-Performing Assets / Total Assets Non-Performing Loans1 Allowance for Credit Losses 1 As of December 31, 2023; amounts shown in millions. Source: S&P Global Market Intelligence & Company Filings. 12 0.03% 0.01% 0.01% 0.15% 0.29% -0.05% 0.05% 0.15% 0.25% 0.35% 2Q23 3Q23 4Q23 1Q24 2Q24 Multi-family $16.1 CRE $4.3 C&I $0.8 1-4 Family $6.9 NPL's $28.1 MM 0.76% 0.69% 0.69% 0.64% 0.63% 0.25% 0.50% 0.75% 1.00% 2Q23 3Q23 4Q23 1Q24 2Q24 Increase driven by a single commercial real estate credit relationship $46.0 $46.6 $45.3 $45.0 $44.7 $2.9 $2.5 $3.4 $1.9 $0.2 0.81% 0.82% 0.83% 0.81% 0.78% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 2Q23 3Q23 4Q23 1Q24 2Q24 ACL Balance - Individually Analyzed ACL Balance - Collectively Evaluated ACL to Total Loans Receivable ($ millions)